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                                  EXHIBIT 10.33


                             SUBORDINATION AGREEMENT


THIS SUBORDINATION AGREEMENT ("Agreement") is entered into as of ______ 1996, among BIO-DENTAL TECHNOLOGIES CORPORATION ("Borrower"), STATE OF OREGON ZCG/PERS and CITY OF STAMFORD FIREMAN'S PENSION FUND (referred to both individually and collectively as "Creditor"), and THE BANK OF CALIFORNIA, N.A. ("Bank").

1. SUBORDINATION. Borrower and Creditor acknowledge that the giving of this Subordination is for Bank's benefit and is a material condition of Bank's extending credit to Borrower. Creditor has derived or expects to derive material financial advantages or other benefits commensurate in value to the obligations being undertaken by Creditor hereunder.

2. INDEBTEDNESS SUBORDINATED. In consideration of the foregoing, add for other valuable consideration. Creditor hereby subordinates all Borrower's Indebtedness to Creditor ("Indebtedness to Creditor') to all Borrower's Indebtedness to Bank ("Indebtedness to Bank"). "Indebtedness" means all debts, obligations and liabilities of Borrower to Bank or to Creditor, as the caw may be, whether absolute or contingent, direct or indirect, liquidated or unliquidated, arising in any manner, and whether Borrower may be liable individually or jointly, or whether recovery, upon such debt may be or become unenforceable for any reason and, without limiting the generality of the foregoing, shall include, for purposes of Indebtedness to Bank, all of Borrower's outstanding business credit card balances', and all renewals, extensions and modifications to any and all of the foregoing.

3. NO ENFORCEMENT, PAYMENT, TRANSFER OR WAIVER. Without Bank's prior written consent so long as any Indebtedness to Bank or any commitment of Bank to extend credit to Borrower shall exist: (a) Creditor shall not enforce or apply any security or other support now or hereafter existing for the Indebtedness to Creditor or sue upon, collect, or receive payment of any such Indebtedness,
(b)Borrower shall not make any payments on the Indebtedness to Creditor, (c) Creditor shall not sell, assign, transfer, endorse or grant security interests in any Indebtedness to Creditor, subject to the terms and conditions of this Agreement, (d) Creditor shall not participate or pin in any proceedings described in Section 5, (e) Borrower shall not grant and Creditor shall not take any lien or security on any of Borrower's property, and (f) no gift or loan shall be made by Borrower to Creditor.
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4. ASSIGNMENT OF CREDITOR'S RIGHTS. Creditor hereby assigns all rights against
Borrower of any nature to Bank to secure the performance of this Agreement and the payment of the Indebtedness to Bank. Creditor shall, and Bank is authorized in the name of Creditor from time to time to, execute and file financing and continuation statements and execute such other documents and take such other action as Bank in its sole discretion deems necessary or advisable to perfect, preserve or enforce its rights under this Agreement.

5. BANKRUPTCY/PROBATE OR BORROWER. In the event a petition or action for relief shall be filed by or against Borrower under any bankruptcy, insolvency, reorganization, moratorium, general assignment for the benefit of creditors or creditor composition law, or any other law for the relief of or relating to debtors, or in any probate proceeding, Bank's claim against the assets or estate of Borrower shall be paid in full before any payment is made to Creditor, whether such payment is in cash, securities or any other form of Proper or rights. Bank may collect Creditor's claim directly from the receiver, trustee, custodian, liquidator or representative of Borrower's estate in such proceeding. Creditor and Borrower shall furnish all assignments, powers or other documents requested by Bulk to facilitate such direct collection by Bank. Bank is hereby authorized by Creditor to file a claim in any such on Creditor's, behalf, or compel Creditor to file such claim. In any such proceeding or at any meeting of creditors, Credit-or hereby grants to Bank an irrevocable proxy to vote its claim and Bank is authorized to execute all documents necessary to the exercise of this proxy.

6. CREDITOR AS TRUSTEE FOR BANK. Should Creditor receive any payment or distribution in conflict with the provision, hereof, Creditor shall hold such funds or property as trustee for Bank, and pay or transfer to Bank all such funds or property promptly upon receipt on account of the Indebtedness to Bank.

7. EVIDENCE OF INDEBTEDNESS. All evidence of Indebtedness to Creditor shall contain a statement referring to the existence of this Agreement. Borrower shall provide Bank with die originals or copies of all such instruments of documents existing on or after the date hereof

8. SUBORDINATION CONTINUING. This Agreement shall continue whether or not any Indebtedness to Bank is outstanding at any time, provided a commitment to the Borrower still exists.

9. DILIGENT INQUIRIES. Creditor assumes the responsibility for being and keeping informed of the financial condition of 'Borrower and any other individual or entity liable on or with respect to any of the Indebtedness to Creditor or Bank and of all other


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circumstances bearing upon the risk of nonpayment of the Indebtedness to
Creditor or Bank and confirms that Bank "I have no duty to advise Creditor of any such information.

10. CREDITOR'S AUTHORIZATION. Creditor authorizes Bank, without notice, demand or consent, and without affecting Creditor's liability under this Agreement, from time to time, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment or the terms of the Indebtedness to Bank or any part thereof, including changing the rate of interest thereon or the time for payment thereof, (b) accept partial payments on the indebtedness, (c) extend credit to Borrower on an unsecured basis or take security or other support for the Indebtedness to Bank and exchange, enforce, waive or release any such security or other support or any part thereof; (d) accept new or additional documents, instrument or agreements relative to Indebtedness to Bank, (e) apply any security or other support and direct the order or manner of sale or other disposition of such property as Bank, in its sole discretion, may determine; and
(f) release or substitute any party liable on the Indebtedness to Bank, any guarantor of the Indebtedness to Bank, or any other party providing support for the Indebtedness to Bank.

11. BREACH OF AGREEMENT. If Borrower or Creditor breaches any provision of this Agreement, Bank shall have the right to declare any or all Indebtedness to Bank immediately due and payable, and pursue all of its rights and remedies under contract or applicable law.

12.     DISPUTE RESOLUTION

        12.1 MANDATORY MEDIATION/ARBITRATION. Any controversy or claim between or among the parties, their agents, employees and affiliates, including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments ('Subject Documents), including without limitation any claim based on or arising from an alleged tort, shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services, Inc. ("JAMS"). If mediation is not used, or if it is used and it fails to resolve the dispute within 30 days from the date AAA or JAMS is engaged, then the dispute shall be determined by arbitration in accordance with the rules of either JAMS or AAA (at the option of the party initiating the arbitration) and Title 9 of the U. S. Code, notwithstanding any other choice of law provision in the Subject Documents. All statutes of limitations or any waivers contained herein which would otherwise be applicable shall apply to any arbitration proceeding under this subparagraph (a). The parties agree that related arbitration proceedings may be consolidated. The Arbitrator shall prepare written reasons for the award. Judgment upon the award


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        rendered may be entered in any court having jurisdiction. This subparagraph 12.1 shall apply only if. at the time of the proposed submission to AAA or JAMS, none of the obligations to Bunk described in or covered by any of the Subject Documents arc seemed by real property collateral or, if so secured, all parties consent to such submission.

        12.2 JURY WAIVER/JUDICIAL REFERENCE. If the controversy or claim is not submitted to arbitration as provided and limited in subparagraph 12. 1, but becomes the subject of a judicial action, each party hereby waives in respective right to trial by jury of the controversy or claim. In addition, any party may elect to have all decisions of fact and law determined by a referee appointed by the court in accordance with applicable state reference procedures. The party requesting the reference procedure shall ask AAA or JAMS to provide a panel of retired judges. and the court shall select the referee from the designated panel. The referee shall prepare written findings or fact and conclusions of law. Judgment upon the award rendered

        12.3 PROVISIONAL REMEDIES, SELF HELP, AND FORECLOSURE. No provision of, or the exercise of any rights under, subparagraph 12.1 shall limit the right of any party to exercise self help remedies such as setoff, to foreclose against any real or personal property collateral, or to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any mediation or arbitration. At Bank's option. foreclosure under a dead of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or the exercise of self help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation or arbitration.

To the extent any provision of the dispute resolution clause is different than the terms of this, Agreement; the terms of this dispute resolution clause shall prevail.

13. MODIFICATION AND WAIVER. Any forbearance, failure or delay by Bank, in exercising any right, power or remedy hereunder shall not be a waiver thereof, and any single or partial exercise of any right, power or remedy, shall not preclude the further exercise thereof, No waiver or consent shall be effective unless it is in writing and signed by an officer of Bank. No waiver of a current breach shall be deemed a waiver of a future breach.


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14. MULTIPLE BORROWERS/CREDITORS. In all cases where there is more than one
Borrower, or when this Agreement is executed by more than one Creditor, the term "Borrower' and the term "Creditor" shall mean all and any one or more of them, and all terms appearing in the singular shall be deemed to have been used in the plural where the context and construction so require. The term "Creditor" and "Borrower" shall include each Creditor or Borrower, as the case may be. The breach of any provision of this Agreement by any Borrower or any Creditor shall be a breach by all Borrowers or Creditors.

15. JOINT AND SEVERAL. The obligations of Borrower and Creditor under this Agreement are joint and several. Should more than one party sign this Agreement as Borrower or Creditor, the obligations of each signer shall be joint and several.

16. ASSIGNMENT. Neither Borrower nor Creditor may assign or transfer its obligations hereunder without Bank's prior written consent. Bank reserves the right to sell. assign or transfer its rights and duties under this Agreement, in whole or in part, without notice to Borrower or Creditor. In that connection, Bank may disclose all documents and information which Bank may have pertaining to this Agreement, Borrower, Creditor or their businesses. This agreement benefits Banks successors and assigns and binds Borrower's and Creditors heirs, legatees, personal representatives, successors and assigns, Borrower and Creditor each agrees not to assert against any assignee of Bank any claim or defense it may have against Bank.

17. MISCELLANEOUS. Time is of the essence of this Agreement and all its provisions. Borrower and Creditor will execute any additional agreements, assignments, notices, filings or documents reasonably required by Bank to effectuate this Agreement or to preserve and protect Bank's rights. This Agreement shall be governed by the laws of the State of California Titles preceding any paragraph of this agreement are for convenience only and are not a part of this agreement All rights herein are cumulative and in addition to all rights available under law or contract. Any notices or other communications provided for or allowed hereunder shall be effective only when given by one of the following a methods and addressed to the respective party at its address given with the signatures at the end of this Agreement and shall be considered to have been validly given (a) upon delivery, if delivered personally, or (b) upon receipt, if mailed upon placement in the United States mail, first class postage prepaid or if sent by overnight courier service of recognized standing and (c) upon telephoned confirmation of receipt, if sent by telecopy or facsimile. Unless separate notice is requested in writing by any Borrower or Creditor, notice given to any Borrower or Creditor shall constitute, respectively, notice to all Borrowers or Creditors. Should any oat or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions. nevertheless shall be


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effective. Except for the documents and instruments referenced herein, this agreement and any exhibits. schedules and addenda constitute the entire agreement between Bank, Borrower and Creditor in connection with the subject matter hereof. and supersede all prior understandings or agreements concerning the subject matter hereof.

18. INDEMNIFICATION. Creditor shall pay and protect, defend and indemnify Bank and Bank's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Bank, collectively "Agents") against, and hold Bank and each Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including without limitation attorneys' fees and costs) and other amounts incurred by Bank and each Agent, arising from the matters contemplated by this Agreement; provided however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Bank's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all Indebtedness to Bank.

19. REIMBURSEMENT. Creditor shall reimburse Bank for all costs and expenses, including without limitation reasonable attorneys' fees and disbursements (and fees and disbursements of Bank's in-house counsel) expended or incurred by Bank in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of this Agreement, (b) any workout or attempted workout, (c) the rendering of legal advice as to Bank's rights, remedies and obligations under this Agreement, (d) collecting any sum which becomes due Bank under this Agreement, (e) any proceeding for declaratory relief, counterclaim to any proceeding, appeal, contempt proceeding, discovery, or post-judgment motions and proceedings of any kind, including without limitation any action taken to collect or enforce any judgment, (f) the protection, preservation or enforcement of any rights of Bank, (g) any motion proceeding or other activity in connection with a case under Title II of the United States Code or any similar law, or (h) garnishment, levy and third party examinations.


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20. COPY. Borrower and Creditor each acknowledges receipt of a copy of this
Agreement.

IN WITNESS WHEREOF, Creditor, Borrower and Bank have duly executed this Agreement as the date first written above.


STATE OF OREGON ZCG/PERS


By: __________________________

Title:_________________________


Address:
Zesiger Capital Group LLC
320 Park Avenue
New York, N.Y. 10022


CITY OF STAMFORD FIREMAN'S PENSION FUND


By:________________________

Title:______________________


Address:
Zesiger Capital Group LLC
320 Park Avenue
New York, N.Y. 10022

                       [SIGNATURES CONTINUE ON NEXT PAGE]

BIO-DENTAL TECHNOLOGIES CORPORATION


By:_______________________

Title:_____________________


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Address:
11277 Sunrise Park Drive
Rancho Cordova, CA 95742


THE BANK OF CALIFORNIA, N.A.

By:____________________________

Title:___________________________


Address:
400 California Street
San Francisco, CA 94104

                            LIMITED POWER OF ATTORNEY


         The undersigned, as agent of the Oregon Investment Council, does by these presents nominate, constitute and appoint Zesiger Capital Group LLC, 320 Park Avenue, New York, NY 10022, or any member manager thereof to be designated by it, as a true and lawful attorney-in-fact of the State Treasurer of Oregon, acting on behalf of the Oregon Public Employees' Retirement Fund ("The Fund"), a trust fund, with full power and authority for the Fund and in the Fund's name, to make, execute, deliver and acknowledge, any agreements, certificates, representation letters, counterparts and documents, including without limitation subscription documents, purchase agreements, registration rights agreements, shareholders' agreements and documents of a similar nature, each containing such agreements, representations, indemnification's, restrictions and other terms by and for the Fund, as in the judgment of Zesiger Capital Group LLC may deem necessary or appropriate to (1) affect the purchase on behalf of the Fund in transactions not registered under the Securities Act of 1933, as amended ("private placement"), and (ii) subsequent to the purchase thereof, to administer (including without limitation execution any amendments or consents under any such agreements) or effect the sale of such private placements, as duly authorized from time to time by the Oregon Investment Council.

         This Limited Power of Attorney shall remain in full force and effect so long as the Fund continues to be an advisory client of Zesiger Capital Group LLC.


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         IN WITNESS WHEREOF, the undersigned has hereunto set his, or her or its hand this ____ day of November, 1995.

                                      _________________________
                                      W. Dan Smith
                                      Director, Investment Division
                                      Oregon State Treasury


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                                                  City of Stamford Firemen's
                                                        Pension Fund

                                    EXHIBIT C


                            LIMITED POWER OF ATTORNEY

         The undersigned does by these present nominate, constitute and appoint Zesiger Capital Group LLC, 320 Park Avenue, New York, NY 10022, any member manager thereof to be designated by it, as his, her or its true and lawful attorney-in-fact, with full power and authority for the undersigned, and in the undersigned's name, to make, execute, deliver and acknowledge, any agreements, certificates, representation letters, counterparts and documents, including without limitation subscription documents, purchase agreements and documents of a similar nature, each containing such agreements, representations, indemnifications, restrictions and other terms by and for the undersigned, as in the judgment of Zesiger Capital Group LLC may be necessary or appropriate to (i) effect the purchase on behalf of the undersigned in transactions not registered under the Securities Act of 1933, as amended ("private placement"), and (ii) subsequent to the purchases thereof, to administer (including without limitation executing any amendments or consents under any such agreements) or effect the sale of such private placements.

         This Power of Attorney shall remain in full force and effect so long as the undersigned continues to be an advisory of Zesiger Capital Group LLC.

        IN WITNESS WHEREOF, the undersigned has hereunto set his, her or its had this ______ day of _____, 1995.

                                      Stamford Firemen's Pension
                                      Board
                                      (Plan Administrator)



                                      By:_________________________
                                         Name:

                                         Title:


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